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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               September 30, 1998
               Date of Report  (date of earliest event reported)


                                VIDEO CITY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                        (State or other jurisdiction of
                         incorporation or organization)


                0-14023                                95-3897052
         (Commission File Number)                  (I.R.S. Employer
                                                  Identification No.)

6840 DISTRICT BOULEVARD, BAKERSFIELD, CALIFORNIA          93313
    (Address of principal executive offices)            (Zip Code)


                                (805) 397-7955
             (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements will not be furnished because it was determined that the businesses acquired are not significant.

         (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information will not be furnished because it was determined that the businesses acquired are not significant.

         (c)  EXHIBITS.

Numbers                                   Description
-------                                   -----------

10.1 Stock Purchase Agreement, dated as of July 3, 1998, by and among Video City, Inc., Andrew T. Baruffi, The Baruffi Family Trust, and The Baruffi Family Partnership, as amended by that certain Addendum, dated as of September 30, 1998 (previously filed).

10.2 Asset Purchase Agreement, dated as of September 30, 1998, by and among Video City, Inc., Far West Entertainment, Inc. and Bradley K. Maples (previously filed).

10.3 Asset Purchase Agreement, dated as of September 30, 1998, by and among Video City, Inc., Game City, Inc., Young C. Lee and Kay L Lee (previously filed).


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                VIDEO CITY, INC.

Date:  December 11, 1998          /s/ Robert Y. Lee
                                  -----------------
                                  Robert Y. Lee
                                  Chief Executive Officer
                                  (Principal Executive Officer)

Date:  December 11, 1998          /s/ Timothy J. Denari
                                  ---------------------
                                  Timothy J. Denari
                                  Chief Financial Officer
                                  (Principal Financial Officer)

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